Exhibit 99.12

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-A

KEY PERFORMANCE FACTORS
February 28, 1999



        Expected B Maturity                                        3/17/03


        Blended Coupon                                              5.1736%



        Excess Protection Level
          3 Month Average  5.82%
          February, 1999  6.04%
          January, 1999  5.67%
          December, 1998  5.77%


        Cash Yield                                  17.82%


        Investor Charge Offs                        5.13%


        Base Rate                                   6.66%


        Over 35 Day Delinquency                     5.38%


        Seller's Interest                           9.80%


        Total Payment Rate                          13.67%


        Total Principal Balance                     $40,800,539,305.60


        Investor Participation Amount               $700,000,000.00


        Seller Participation Amount                 $3,998,619,787.11